Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

NOTE 13 — RELATED PARTY TRANSACTIONS

In 2000, we received a note receivable with a face amount of $15.8 million from one of our then executive officers for the purchase of 339,200 shares of our common stock at a purchase price of $46.50 per share. The note receivable bears interest at 6.33% per annum. The officer granted Quest a security interest in the shares and also assigned, transferred, and pledged the shares to Quest to secure his obligations under the note. The Company maintains physical possession of the certificates representing the shares purchased as collateral until payment of the principal and interest under the note is made. The former officer remained employed by Quest as of December 31, 2011. The note receivable is deemed to be a non-recourse obligation of the former officer for financial reporting purposes, and as such we recorded the note as a reduction to stockholders' equity and recorded a corresponding credit to common stock. The original maturity date of the note receivable was August 2007. In December 2009, the former executive officer and Quest signed a letter extending the due date of the note receivable until June 1, 2010. The note receivable is due and we are currently pursuing methods of collection or other means of recovery.

We believe that the transactions set forth above were made on terms no less favorable to us than could have been otherwise obtained from unaffiliated third parties.